Rothschild U.S. Large-Cap Value Fund Institutional Class Ticker: RLVIX Investor Class Ticker: RLVVX

Summary Prospectus | January 2, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.rothschild.com/raminc/usfunds.  You may also obtain this information at no cost by calling (844) RAM-FUND (1-844-726-3863) or by sending an e-mail to ramic@rothschild.com.  The Fund's Prospectus and Statement of Additional Information, both dated December 22, 2014, are incorporated by reference into this Summary Prospectus.

Rothschild U.S. Large-Cap Value Fund

Investment Objective

The Rothschild U.S. Large-Cap Value Fund’s (the “U.S. Large-Cap Value Fund” or the “Fund”) objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Investor
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes 0.10% shareholder servicing fee for Investor Class shares)(1)	6.05%	6.15%
Total Annual Fund Operating Expenses	6.60%	6.95%
Less: Expense Waiver/Reimbursement(2)	-5.95%	-5.95%
Net Annual Fund Operating Expenses	0.65%	1.00%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Rothschild Asset Management Inc. (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.65% and 1.00% of the average daily net assets of the Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”), indefinitely, but at least through December 31, 2018. The Expense Caps may be changed or eliminated at any time by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.  To the extent that the Adviser waives its fees and/or absorbs expenses to satisfy the Expense Caps, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Expense Caps.

1	Page

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps in each year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional	1 Year: $66	3 Years: $208

Investor	1 Year: $102	3 Years: $318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. As the Fund is new, it does not have portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

In normal market conditions, the U.S. Large-Cap Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-cap company as one whose market capitalization falls within the range of the Russell 1000® Value Index at the time of purchase, and invests primarily in equity securities of large-cap value companies as defined the Russell 1000® Value Index. As of June 30, 2014, the market capitalization range of the Russell 1000® Value Index was $1.6 billion to $432.4 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000® Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund is actively managed and securities may be traded frequently which may lead to high portfolio turnover.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Large Company Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Value Style Investing Risk: The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Fund shareholders.

•
New Fund Risk:  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

2	Page

Performance

When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information is available on the Fund’s website at www.rothschild.com/raminc/usfunds or by calling the Fund toll-free at (844) RAM-FUND (1-844-726-3863).

Investment Adviser

Rothschild Asset Management Inc.

Portfolio Managers

Chris R. Kaufman, Managing Director, Portfolio Manager of the Fund since inception 2014
Paul Roukis, CFA, Managing Director, Portfolio Manager of the Fund since inception 2014
Luis Ferreira, CFA, Managing Director, Portfolio Manager of the Fund since inception 2014
Anthea Mikstay, Managing Director, Portfolio Manager of the Fund since inception 2014
Mark K. Tavel, Managing Director, Portfolio Manager of the Fund since inception 2014

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Rothschild Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (844) RAM-FUND (1-844-726-3863), or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open A New Account	To Add to An Existing Account
Institutional Class	$100,000	$500
Investor Class
Regular Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$50
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$2,500	$50

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

3	Page

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Page